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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 23, 1999 included in Harvard Industries, Inc.'s Form 10-K for the year ended September 30, 1999 and to all references to our firm included in this registration statement.


                                                 /S/ ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                                   Arthur Andersen LLP

Roseland, New Jersey
March 28, 2000